UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2021

ZoomInfo Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39310	84-3721253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
805 Broadway Street, Suite 900, Vancouver, Washington 98660
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (800) 914-1220

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐   Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐   Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	ZI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Supplemental Indenture with respect to Additional 3.875% Senior Notes due 2029
On July 15, 2021, ZoomInfo Technologies LLC (the “Issuer”) and ZoomInfo Finance Corp. (together with the Issuer, the “Issuers”), indirect subsidiaries of ZoomInfo Technologies Inc. (the “Company”), issued and sold $300.0 million aggregate principal amount of additional 3.875% Senior Notes due 2029 (the “Additional Notes”), which mature on February 1, 2029, pursuant to a supplemental indenture, dated as of July 15, 2021 (the “Supplemental Indenture”), by and among the Issuers, the guarantors named on the signature pages thereto (the “Guarantors”) and Wells Fargo, National Association, as trustee (the “Trustee”), to the Indenture, dated as of February 2, 2021 (as supplemented by the Supplemental Indenture, the “Indenture”), by and among the Issuers, the Guarantors and the Trustee, governing the 3.875% Senior Notes due 2029 that were issued on February 2, 2021 (the “Existing Notes”). The Additional Notes will be treated as a single series with the Existing Notes and will have the same terms as those of the Existing Notes, except that the Additional Notes have a different issue date and different issue price. The Additional Notes and the Existing Notes will vote as one class under the Indenture. The Additional Notes were sold within the United States only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act.

The net proceeds from the Additional Notes are expected to be used, together with the net proceeds from the expected amendment (the “Credit Agreement Amendment”) to ZoomInfo LLC’s (the “Borrower”) existing first lien credit agreement, by and among the Borrower, the Issuer as co-borrower (the “Co-Borrower”), ZoomInfo Midco LLC, the Guarantors party thereto, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent, collateral agent and L/C issuer, that is expected to provide for, among other things, the incurrence of an additional $200 million aggregate principal amount of additional term loans, (i) to repay $225 million of outstanding borrowings under the revolving credit facility which were used to pay a portion of the consideration for the previously announced acquisition of AffectLayer Inc. d/b/a Chorus.ai (the “Acquisition”) and (ii) to pay fees and expenses related to this offering, the Credit Agreement Amendment, and the Acquisition, and (iii) the remainder for general corporate purposes. The effectiveness of the Credit Agreement Amendment is subject to market and other customary closing conditions, and there is no guarantee the Credit Agreement Amendment will be entered into on the terms expected, within the expected time frame, or at all.

Each of the foregoing descriptions of each of the Indenture, the Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of each of such documents, which are filed as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01.     Other Events.

On July 13, 2021, ZoomInfo Technologies Inc. (the “Company”) issued a press release announcing that the Issuers priced the previously announced offering (the “Offering”) of $300 million in aggregate principal amount of Additional Notes. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 15, 2021, the Issuers completed the Offering. The Issuers and the Borrower intend to use the net proceeds from the Offering and the Credit Agreement Amendment to (i) repay $225 million of outstanding borrowings under the revolving credit facility which were used to pay a portion of the consideration for the Acquisition, (ii) pay fees and expenses related to this offering, the Credit Agreement Amendment, and the Acquisition, and (iii) use the remainder for general corporate purposes.
This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy the securities described above, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify these forward-looking statements by the use of words such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “might,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “trend,” “will,” “would” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties, assumptions, or changes in circumstances that are difficult to predict or quantify. These forward-looking statements include any statements regarding the intended use of proceeds from the Offering and the Credit Agreement Amendment. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors include but are not limited to those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and other reports filed by the Company from time to time with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included such filings. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

The following documents are herewith filed as exhibits to this report:

Exhibit No.
4.1
Indenture, dated as of February 2, 2021, by and among ZoomInfo Technologies LLC, ZoomInfo Finance Corp., the guarantors named on the signature pages thereto, and Wells Fargo National Association, as trustee (filed as Exhibit 4.1 to the Company’s Form 8-K filed with the SEC on February 2, 2021)

4.2
Supplemental Indenture, dated as of July 15, 2021, by and among ZoomInfo Technologies LLC, ZoomInfo Finance Corp., the guarantors named on the signature pages thereto, and Wells Fargo National Association, as trustee

4.3	Form of 3.875% Senior Note due 2029 (included in Exhibit 4.1)
99.1	Press release dated July 13, 2021 with respect to the Offering

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

ZoomInfo Technologies Inc.

Date: July 15, 2021

	By:	/s/ Anthony Stark
	Name:	Anthony Stark
	Title:	General Counsel and Corporate Secretary